                                                                    EXHIBIT 23.8

                 CONSENT OF PADDOCK LINDSTROM & ASSOCIATES, LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-4 to our firm name and to our appraisal reports relating to Canadian reserves for Devon Energy Corporation as of December 31, 2001 and 2000, incorporated herein by reference.


                                     PADDOCK LINDSTROM & ASSOCIATES, LTD.

                                     By:  /s/ L.K. LINDSTROM
                                          ----------------------------------
                                          L.K. Lindstrom, P. Eng.
                                          President

March 7, 2003